                    Olympic Automobile Receivables Trust  1996 - A


                           Monthly  Servicer's  Certificate




    Accounting Date:                       June 30, 1996
    Determination Date:                    July 5, 1996
    Distribution Date:                     July 15, 1996
    Monthly Period Ending:                 June 30, 1996


    This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1996, among Olympic Automobile Receivables Trust, 1996-A (the "Trust"), Olympic Receivables Finance Corp., as Seller, Olympic Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

    Olympic Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



I.  Collection Account Summary

   Available Funds:
                 Payments Received                                                   $20,162,482.73
                 Liquidation Proceeds (excluding Purchase Amounts)                      $768,339.74
                 Current Monthly Advances                                             $1,061,139.92
                 Amount of withdrawal, if any, from the Reserve Account                       $0.00
                 Monthly Advance Recoveries                                          ($1,103,728.00)
                 Purchase Amounts-Warranty and Administrative Receivables               $106,084.13
                 Purchase Amounts - Liquidated Receivables                                    $0.00
                 Income from investment of funds in Trust Accounts                      $112,745.56
                                                                                   -----------------
   Total Available Funds                                                                                  $21,107,064.08
                                                                                                      -------------------
                                                                                                      -------------------

   Amounts Payable on Distribution Date:
                 Reimbursement of Monthly Advances                                            $0.00
                 Backup Servicer Fee                                                          $0.00
                 Basic Servicing Fee                                                    $460,429.70
                 Trustee and other fees                                                       $0.00
                 Class A-1  Interest Distributable Amount                                $70,566.54
                 Class A-2  Interest Distributable Amount                               $840,208.33
                 Class A-3  Interest Distributable Amount                               $498,750.00
                 Class A-4  Interest Distributable Amount                               $609,375.00
                 Class A-5  Interest Distributable Amount                               $250,000.00
                 Class A-6  Interest Distributable Amount                                $87,725.00
                 Noteholders' Principal Distributable Amount                         $16,104,680.24
                 Certificate  Interest Distributable Amount                             $265,500.00
                 Certificate  Principal Distributable Amount                                  $0.00
                 Amounts owing and not paid to Security Insurer under
                    Insurance Agreement                                                       $0.00
                 Supplemental Servicing Fees (not otherwise paid to Servicer)                 $0.00
                 Spread Account Deposit                                               $1,919,829.27
                                                                                      --------------
   Total Amounts Payable on Distribution Date                                                             $21,107,064.08
                                                                                                      -------------------
                                                                                                      -------------------

II. Available  Funds

   Collected Funds (see V)
                 Payments Received                                                   $20,162,482.73
                 Liquidation Proceeds (excluding Purchase Amounts)                      $768,339.74       $20,930,822.47
                                                                                  ------------------

   Purchase Amounts                                                                                          $106,084.13

   Monthly Advances
                 Monthly Advances - current Monthly Period (net)                        ($42,588.08)
                 Monthly Advances - Outstanding Monthly Advances
                    not otherwise reimbursed to the Servicer                                  $0.00          ($42,588.08)
                                                                                  ------------------

   Income from investment of funds in Trust Accounts                                                         $112,745.56
                                                                                                        -----------------

   Available Funds                                                                                        $21,107,064.08
                                                                                                        -----------------
                                                                                                        -----------------

III. Amounts  Payable  on  Distribution  Date

         (i)(a)   Taxes due and unpaid with respect to the Trust
                  (not otherwise paid by OFL or the Servicer)                                                      $0.00

         (i)(b)   Outstanding Monthly Advances (not otherwise reimbursed
                  to Servicer and to be reimbursed on the Distribution Date)                                       $0.00

         (i)(c)   Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                  $0.00

         (ii)    Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                    Owner Trustee                                                             $0.00
                    Administrator                                                             $0.00
                    Indenture Trustee                                                         $0.00
                    Indenture Collateral Agent                                                $0.00
                    Lockbox Bank                                                              $0.00
                    Custodian                                                                 $0.00
                    Backup Servicer                                                           $0.00
                    Collateral Agent                                                          $0.00
                                                                                  ------------------               $0.00

         (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                      $460,429.70

         (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                    $0.00

         (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks
                   returned for insufficient funds (not otherwise reimbursed to Servicer)                          $0.00

           (iv)    Class A-1  Interest Distributable Amount                                                   $70,566.54
                   Class A-2  Interest Distributable Amount                                                  $840,208.33
                   Class A-3  Interest Distributable Amount                                                  $498,750.00
                   Class A-4  Interest Distributable Amount                                                  $609,375.00
                   Class A-5  Interest Distributable Amount                                                  $250,000.00
                   Class A-6  Interest Distributable Amount                                                   $87,725.00

            (v)    Noteholders' Principal Distributable Amount
                      Payable to Class A-1 Noteholders                                                    $16,104,680.24
                      Payable to Class A-2 Noteholders                                                             $0.00
                      Payable to Class A-3 Noteholders                                                             $0.00
                      Payable to Class A-4 Noteholders                                                             $0.00
                      Payable to Class A-5 Noteholders                                                             $0.00
                      Payable to Class A-6 Noteholders                                                             $0.00

           (vi)    Certificate Interest Distributable Amount                                                 $265,500.00

           (vii)   Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                   Distribution Account of any funds in the Class A-1 Holdback Subaccount
                   (applies only on the Class A-1 Final Scheduled Distribution Date)                               $0.00

          (viii)   Certificate Principal Distributable Amount                                                      $0.00

          (ix)    Amounts owing and not paid to Security Insurer under Insurance Agreement                         $0.00
                                                                                                        -----------------

                  Total amounts payable on Distribution Date                                              $19,187,234.81
                                                                                                        -----------------
                                                                                                        -----------------

IV. Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from
    Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
    Class A-1 Maturity Shortfall

   Spread Account deposit:

                 Amount of excess, if any, of Available Funds
                   over total amounts payable (or amount of such
                   excess up to the Spread Account Maximum Amount)                                         $1,919,829.27

   Reserve Account Withdrawal on any Determination Date:


                 Amount of excess, if any, of total amounts payable over Available Funds
                   (excluding amounts payable under item (vii) of Section III)                                     $0.00

                 Amount available for withdrawal from the Reserve Account (excluding the
                   Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                   (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                   of transfers of Subsequent Receivables)                                                         $0.00

                 (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account, (excluding the
                   Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                 Amount of withdrawal, if any, from the Reserve Account                                            $0.00

   Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                 Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v) of
                 Section III                                                                                       $0.00

                 Amount available in the Class A-1 Holdback Subaccount                                             $0.00

                 (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                 of Section III) shall be withdrawn by the Indenture Trustee from the
                 Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                 Account for payment to the Class A-1 Noteholders)

                 Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                              $0.00

   Deficiency Claim Amount:

                 Amount of excess, if any, of total amounts payable over funds available for withdrawal
                 from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                       $0.00

                 (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

   Pre-Funding Account Shortfall:

                 Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                 Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
                 the Class A-5 Prepayment Amount, the Class A-6 Prepayment Amount and the
                 Repurchase Amount over (b) the amount on deposit in the Pre-Funding Account                       $0.00

   Class A-1 Maturity Shortfall:

                 Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
                 the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
                 pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                  $0.00

   (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
   Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
   Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
   Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

V.  Collected Funds

   Payments Received:
                 Supplemental Servicing Fees                                                  $0.00
                 Amount allocable to interest                                         $6,193,534.65
                 Amounts allocable to principal                                      $13,968,948.08
                 Amount allocable to Insurance Add-On Amounts                                 $0.00
                 Amount allocable to Outstanding Monthly Advances (reimbursed to the
                   Servicer prior to deposit in the Collection Account)                       $0.00
                                                                                      --------------

   Total Payments Received                                                                                $20,162,482.73

   Liquidation Proceeds:
                 Gross amount realized with respect to Liquidated Receivables           $814,164.35

                 Less: (i) reasonable expenses incurred by Servicer
                    in connection with the collection of such Liquidated
                    Receivables and the repossession and disposition
                    of the related Financed Vehicles and (ii) amounts
                    required to be refunded to Obligors on such Liquidated
                    Receivables                                                         ($45,824.61)
                                                                                      --------------

   Net Liquidation Proceeds                                                                                  $768,339.74

   Allocation of Liquidation Proceeds:
                 Supplemental Servicing Fees                                                  $0.00
                 Amount allocable to interest                                                 $0.00
                 Amounts allocable to principal                                               $0.00
                 Amount allocable to Insurance Add-On Amounts                                 $0.00
                 Amount allocable to Outstanding Monthly Advances (reimbursed to the
                    Servicer prior to deposit in the Collection Account)                      $0.00                $0.00
                                                                                      --------------     ----------------

   Total Collected Funds                                                                                  $20,930,822.47
                                                                                                         ----------------
                                                                                                         ----------------

VI. Purchase Amounts Deposited in Collection Account

   Purchase Amounts - Warranty Receivables                                                                         $0.00
                 Amount allocable to interest                                                 $0.00
                 Amounts allocable to principal                                               $0.00
                 Amount allocable to Outstanding Monthly Advances (reimbursed to the
                    Servicer prior to deposit in the Collection Account)                      $0.00

   Purchase Amounts - Administrative Receivables                                                             $106,084.13
                 Amount allocable to interest                                                 $0.00
                 Amounts allocable to principal                                         $106,084.13
                 Amount allocable to Outstanding Monthly Advances (reimbursed to the
                    Servicer prior to deposit in the Collection Account)                      $0.00
                                                                                      --------------

   Total Purchase Amounts                                                                                    $106,084.13
                                                                                                         ----------------
                                                                                                         ----------------

VII. Reimbursement of Outstanding Monthly Advances

   Outstanding Monthly Advances                                                                            $1,605,328.33

   Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                 Payments received from Obligors                                     ($1,103,728.00)
                 Liquidation Proceeds                                                         $0.00
                 Purchase Amounts - Warranty Receivables                                      $0.00
                 Purchase Amounts - Administrative Receivables                                $0.00
                                                                                      --------------

   Outstanding Monthly Advances to be netted against Monthly
     Advances for the current Monthly Period                                                              ($1,103,728.00)

   Outstanding Monthly Advances to be reimbursed out of
     Available Funds on the Distribution Date                                                             ($1,103,728.00)

   Remaining Outstanding Monthly Advances                                                                    $501,600.33

   Monthly Advances - current Monthly Period                                                               $1,061,139.92
                                                                                                         ----------------

   Outstanding Monthly Advances - immediately following the Distribution Date                              $1,562,740.25
                                                                                                         ----------------
                                                                                                         ----------------

VIII. Calculation  of  Interest  and  Principal  Payments

A.  Calculation  of  Principal  Distribution  Amount

   Payments received allocable to principal                                                            $13,968,948.08
   Aggregate of Principal Balances as of the Accounting Date of all
      Receivables that became Liquidated Receivables
      during the Monthly Period                                                                         $2,029,648.03
   Purchase Amounts - Warranty Receivables allocable to principal                                               $0.00
   Purchase Amounts - Administrative Receivables allocable to principal                                   $106,084.13
   Amounts withdrawn from the Pre-Funding Account                                                               $0.00
   Cram Down Losses                                                                                             $0.00
                                                                                                      ----------------

   Principal Distribution Amount                                                                       $16,104,680.24
                                                                                                      ----------------
                                                                                                      ----------------

B.  Calculation of Class A-1 Interest Distributable Amount

    Class A-1 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
      of principal to Class A-1 Noteholders on such Distribution Date)            $16,129,495.86

   Multiplied by the Class A-1 Interest Rate                                                5.25%

   Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360           0.08333333           $70,566.54
                                                                                  ----------------

   Plus any unpaid Class A-1 Interest Carryover Shortfall                                                       $0.00
                                                                                                      ----------------

   Class A-1 Interest Distributable Amount                                                                 $70,566.54
                                                                                                      ----------------
                                                                                                      ----------------

C.  Calculation of Class A-2 Interest Distributable Amount

   Class A-2 Monthly Interest Distributable Amount:

   Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
      of principal to Class A-2 Noteholders on such Distribution Date)           $185,000,000.00

   Multiplied by the Class A-2 Interest Rate                                                5.45%

   Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360           0.08333333          $840,208.33
                                                                                  ----------------

   Plus any unpaid Class A-2 Interest Carryover Shortfall                                                       $0.00
                                                                                                      ----------------

   Class A-2 Interest Distributable Amount                                                                $840,208.33
                                                                                                      ----------------
                                                                                                      ----------------

D.  Calculation of Class A-3 Interest Distributable Amount

   Class A-3 Monthly Interest Distributable Amount:

   Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
      of principal to Class A-3 Noteholders on such Distribution Date)           $105,000,000.00

   Multiplied by the Class A-3 Interest Rate                                                5.70%

   Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360           0.08333333          $498,750.00
                                                                                  ----------------

   Plus any unpaid Class A-3 Interest Carryover Shortfall                                                       $0.00
                                                                                                      ----------------

   Class A-3 Interest Distributable Amount                                                                $498,750.00
                                                                                                      ----------------
                                                                                                      ----------------

E.  Calculation of Class A-4 Interest Distributable Amount

      Class A-4 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-4 Noteholders on such Distribution Date)           $125,000,000.00

      Multiplied by the Class A-4 Interest Rate                                                5.85%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360           0.08333333          $609,375.00
                                                                                     ----------------

      Plus any unpaid Class A-4 Interest Carryover Shortfall                                                       $0.00
                                                                                                         ----------------

      Class A-4 Interest Distributable Amount                                                                $609,375.00
                                                                                                         ----------------
                                                                                                         ----------------

F.  Calculation of Class A-5 Interest Distributable Amount

      Class A-5 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-5 Noteholders on such Distribution Date)                         $50,000,000.00

      Multiplied by the Class A-5 Interest Rate                                                             6.00%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                        0.08333333       $250,000.00
                                                                                                ----------------

      Plus any unpaid Class A-5 Interest Carryover Shortfall                                                                 $0.00
                                                                                                                    ---------------

      Class A-5 Interest Distributable Amount                                                                          $250,000.00
                                                                                                                    ---------------
                                                                                                                    ---------------

G.  Calculation of Class A-6 Interest Distributable Amount

      Class A-6 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-6 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-6 Noteholders on such Distribution Date)                         $17,400,000.00

      Multiplied by the Class A-6 Interest Rate                                                             6.05%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                        0.08333333        $87,725.00
                                                                                                  ----------------

      Plus any unpaid Class A-6 Interest Carryover Shortfall                                                                 $0.00
                                                                                                                    ---------------

      Class A-6 Interest Distributable Amount                                                                           $87,725.00
                                                                                                                    ---------------
                                                                                                                    ---------------


H.  Calculation of Noteholders' Interest Distributable Amount

      Class A-1 Interest Distributable Amount                                                         $70,566.54
      Class A-2 Interest Distributable Amount                                                        $840,208.33
      Class A-3 Interest Distributable Amount                                                        $498,750.00
      Class A-4 Interest Distributable Amount                                                        $609,375.00
      Class A-5 Interest Distributable Amount                                                        $250,000.00
      Class A-6 Interest Distributable Amount                                                         $87,725.00
                                                                                                 ----------------

      Noteholders' Interest Distributable Amount                                                                     $2,356,624.88
                                                                                                                    ---------------
                                                                                                                    ---------------

I.  Calculation of Noteholders' Principal Distributable Amount:

      Noteholders' Monthly Principal Distributable Amount:

      Principal Distribution Amount                                                               $16,104,680.24

      Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date  for the preceding
         Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate
         Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of
         the Accounting Date for the preceding Distribution Date)                                         100.00%   $16,104,680.24
                                                                                                 ----------------


      Unpaid Noteholders' Principal Carryover Shortfall                                                                      $0.00
                                                                                                                    ---------------

      Noteholders' Principal Distributable Amount                                                                   $16,104,680.24
                                                                                                                    ---------------
                                                                                                                    ---------------

J.  Application of Noteholders' Principal Distribution Amount:

      Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes
      (equal to entire Noteholders' Principal Distributable Amount until the principal balance
      of the Class A-1 Notes is reduced to zero)                                                                    $16,104,680.24
                                                                                                                    ---------------
                                                                                                                    ---------------

      Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes
      (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2
      Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
      thereafter, equal to the entire Noteholders' Principal Distributable Amount)                                           $0.00
                                                                                                                    ---------------
                                                                                                                    ---------------

K.  Calculation of Certificate Interest Distributable Amount

      Certificate Monthly Interest Distributable Amount:

      Certificate Balance (as of the close of business
         on the preceding Distribution Date)                                                      $54,000,000.00

      Multiplied by the Certificate Pass-Through Rate                                                       5.90%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                        0.08333333       $265,500.00
                                                                                                 ----------------

      Plus any unpaid Certificate Interest Carryover Shortfall                                                               $0.00
                                                                                                                    ---------------

      Certificate Interest Distributable Amount                                                                        $265,500.00
                                                                                                                    ---------------
                                                                                                                    ---------------

L.  Calculation of Certificate Principal Distributable Amount:

      Certificate Monthly Principal Distributable Amount:

      Principal Distribution Amount                                                               $16,104,680.24

      Multiplied by Certificateholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 0%, (ii) for the
         Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, 100% minus the
         Noteholders' Percentage (computed after giving effect to the retirement of the Class A-1
         Notes) and (iii) for each Distribution Date thereafter,  100% minus Noteholders'
         Percentage)                                                                                        0.00%            $0.00
                                                                                                 ----------------

      Unpaid Certificate Principal Carryover Shortfall                                                                       $0.00
                                                                                                                    ---------------

      Certificate Principal Distributable Amount                                                                             $0.00
                                                                                                                    ---------------
                                                                                                                    ---------------

IX. Pre-Funding Account

A.  Withdrawals from Pre-Funding Account:

      Amount on deposit in the  Pre-Funding Account as of the preceding
         Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                    Pre-Funded Amount                                                                                   $13,860.51
                                                                                                                    ---------------

                                                                                                                        $13,860.51
                                                                                                                    ---------------
                                                                                                                    ---------------

      Less:  withdrawals from the Pre-Funding Account in respect of transfers of
         Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
         (an amount equal to (a) $179,014,214.45 (the aggregate Principal Balance of Subsequent
         Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
         of Subsequent Receivables over (ii) $0))                                                                            $0.00

      Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1996
         Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
         Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date
         (see B below)                                                                                                       $0.00
                                                                                                                    ---------------

      Amount remaining on deposit in the Pre-Funding Account after
         Distribution Date
                    Pre-Funded Amount                                                                 $13,860.51
                                                                                                 ----------------

                                                                                                                        $13,860.51
                                                                                                                    ---------------
                                                                                                                    ---------------

IX. Pre-Funding Account (cont.)

B.  Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

      Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
         Funding Period (May 1996 Distribution Date) or the Pre-Funded Amount being reduced
         to $100,000 or less on any Distribution Date                                                                        $0.00

      Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
         (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
         Distribution Date)                                                                                                  $0.00

      Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
         (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
         Distribution Date)                                                                                                  $0.00

      Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
         (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
         Distribution Date)                                                                                                  $0.00

      Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
         (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
         Distribution Date)                                                                                                  $0.00

      Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
         (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
         Distribution Date)                                                                                                  $0.00

      Class A-6 Prepayment Amount (equal to the Class A-6 Noteholders' pro rata share
         (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
         Distribution Date)                                                                                                  $0.00

      Certificate Prepayment Amount (equal to the Certificateholders' pro rata share
         (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
         Distribution Date)                                                                                                  $0.00

      Repurchase Amount (equal to (i) the sum of Class A-1 Prepayment Amount, Class A-2
         Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment
         Amount, the Class A-5 Prepayment Amount, the Class A-6 Prepayment
         Amount and Class B Prepayment Amount over the sum current principal balance of the Class A-1 Notes,  the Class A-2 Notes, the Class A-3 Notes,
         the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes
         and the Current Certificate Balance, multiplied by (ii) discounted present value of Class I Monthly Interest Distributable Amount for each of the Planned
         Notional Balances (before giving effect to any adjustment thereto) for the Distribution
         Date on which the Repurchase Amount is to be paid to the June 2003
         Distribution Date, discounted to present value at a rate of 5.89%)                                                  $0.00

C.  Prepayment Premiums:

      Class A-1 Prepayment Premium                                                                                           $0.00
      Class A-2 Prepayment Premium                                                                                           $0.00
      Class A-3 Prepayment Premium                                                                                           $0.00
      Class A-4 Prepayment Premium                                                                                           $0.00
      Class A-5 Prepayment Premium                                                                                           $0.00
      Class A-6 Prepayment Premium                                                                                           $0.00

      Certificate Prepayment Premium                                                                                         $0.00

X.  Reserve Account

      Requisite Reserve Amount:

      Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
         Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,
         Class A-6 Notes and Certificates:

                    Product of (x)  5.67% (weighted average interest of Class A-1 Interest Rate,
                    Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class A-5 Interest
                    Rate Class A-6 Interest Rate and Class B Pass-Through Rate (based on outstanding Class A-1 principal balance, Class A-2 principal balance and Certificate Balance), divided by 360, (y) $179,014,214.15 (the Pre-Funded Amount on such Distribution Date) and
                    (z)  30 (the number of days until the May 1996 Distribution Date))                                       $0.00

                    Less the product of (x) 2.5% divided by 360, (y) $179,014,214.15 (the Pre-Funded Amount on
                    such Distribution Date) and (z) 30 (the number of days until the May 1996 Distribution Date)              $0.00
                                                                                                                    ---------------


                                                                                                                              $0.00
                                                                                                                    ---------------
                                                                                                                    ---------------
      Requisite Reserve Amount

      Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
         Subaccount) as of the preceding Distribution Date or, in the case of the first
         Distribution Date, as of the Closing Date                                                                           $0.00

      Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
         Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
         from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                     $0.00

      Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
         Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
         Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the
         General Partners from amounts withdrawn from the Pre-Funding Account in respect of
         transfers of Subsequent Receivables)                                                                                $0.00

      Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
         to cover the excess, if any, of total amount payable over Available Funds (see IV above)                            $0.00
                                                                                                                    ---------------

      Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
         Subaccount) after the Distribution Date                                                                             $0.00
                                                                                                                    ---------------
                                                                                                                    ---------------

XI. Class A-1 Holdback Subaccount:

       Class A-1 Holdback Amount:

       Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                       $0.00

       Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
         is greater than $0 (the Original Pool Balance after giving effect to the transfer of
         Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
         preceding the Distribution Date))                                                                                   $0.00

       Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
         a Class A-1 Maturity Shortfall (see IV above)                                                                       $0.00

       Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
         withdrawal to be released by the Indenture Trustee to the General Partners)                                         $0.00
                                                                                                                    ---------------

       Class A-1 Holdback Subaccount immediately following the Distribution Date                                             $0.00
                                                                                                                    ---------------
                                                                                                                    ---------------

XII. Calculation of Servicing Fees

      Aggregate Principal Balance as of the first day of the Monthly Period    $552,515,635.35
      Multiplied by Basic Servicing Fee Rate                                              1.00%
      Divided by Months per year                                                      0.083333%
                                                                               ----------------

      Basic Servicing Fee                                                                            $460,429.70

      Less: Backup Servicer Fees (annual rate of 1 bp)                                                     $0.00

      Supplemental Servicing Fees                                                                          $0.00
                                                                                                    ------------

      Total of Basic Servicing Fees and Supplemental Servicing Fees                                                    $460,429.70
                                                                                                                    ---------------
                                                                                                                    ---------------

XIII. Information for Preparation of Statements to Noteholders

         a.      Aggregate principal balance of the Notes as of first day of Monthly Period
                    Class A-1 Notes                                                                                 $16,129,495.86
                    Class A-2 Notes                                                                                $185,000,000.00
                    Class A-3 Notes                                                                                $105,000,000.00
                    Class A-4 Notes                                                                                $125,000,000.00
                    Class A-5 Notes                                                                                 $50,000,000.00
                    Class A-6 Notes                                                                                 $17,400,000.00

         b.      Amount distributed to Noteholders allocable to principal
                    Class A-1 Notes                                                                                 $16,104,680.24
                    Class A-2 Notes                                                                                          $0.00
                    Class A-3 Notes                                                                                          $0.00
                    Class A-4 Notes                                                                                          $0.00
                    Class A-5 Notes                                                                                          $0.00
                    Class A-6 Notes                                                                                          $0.00

         c.      Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                    Class A-1 Notes                                                                                     $24,815.62
                    Class A-2 Notes                                                                                $185,000,000.00
                    Class A-3 Notes                                                                                $105,000,000.00
                    Class A-4 Notes                                                                                $125,000,000.00
                    Class A-5 Notes                                                                                 $50,000,000.00
                    Class A-6 Notes                                                                                 $17,400,000.00

         d.      Interest distributed to Noteholders
                    Class A-1 Notes                                                                                     $70,566.54
                    Class A-2 Notes                                                                                    $840,208.33
                    Class A-3 Notes                                                                                    $498,750.00
                    Class A-4 Notes                                                                                    $609,375.00
                    Class A-5 Notes                                                                                    $250,000.00
                    Class A-6 Notes                                                                                     $87,725.00

         e.      Remaining Certificate Balance                                                                      $54,000,000.00

         f.      1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount from preceding
                       statement)                                                                                            $0.00
                 2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount from preceding
                       statement)                                                                                            $0.00
                 3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount from preceding
                       statement)                                                                                            $0.00
                 4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount from preceding
                       statement)                                                                                            $0.00
                 5.  Class A-5 Interest Carryover Shortfall, if any, (and change in amount from preceding
                       statement)                                                                                            $0.00
                 6.  Class A-6 Interest Carryover Shortfall, if any, (and change in amount from preceding
                       statement)                                                                                            $0.00
                 7.  Certificate Interest Carryover Shortfall, if any, (and change in amount from preceding
                       statement)                                                                                            $0.00
                 8.  Class B Principal Carryover Shortfall, if any, (and change in amount from preceding
                       statement)                                                                                            $0.00

XIV. Information for Preparation of Statements to Noteholders (continued)
         g.      Amount distributed payable out of amounts withdrawn from or pursuant to:
                 1.  Reserve Account                                                                 $0.00
                 2.  Class A-1 Holdback Subaccount                                                   $0.00
                 3.  Claim on the Note Policy                                                        $0.00

         h.      Remaining Pre-Funded Amount                                                                         $13,860.51

         i.      Remaining Reserve Amount                                                                                 $0.00

         j.      Amount on deposit on Class A-1 Holdback Subaccount                                                       $0.00

         k.      Prepayment amounts
                    Class A-1 Prepayment Amount                                                                           $0.00
                    Class A-2 Prepayment Amount                                                                           $0.00
                    Class A-3 Prepayment Amount                                                                           $0.00
                    Class A-4 Prepayment Amount                                                                           $0.00
                    Class A-5 Prepayment Amount                                                                           $0.00
                    Class A-6 Prepayment Amount                                                                           $0.00

         l.      Prepayment Premiums
                    Class A-1 Prepayment Premium                                                                          $0.00
                    Class A-2 Prepayment Premium                                                                          $0.00
                    Class A-3 Prepayment Premium                                                                          $0.00
                    Class A-4 Prepayment Premium                                                                          $0.00
                    Class A-5 Prepayment Premium                                                                          $0.00
                    Class A-6 Prepayment Premium                                                                          $0.00

         m.      Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                    paid by the Trustee on behalf of the Trust                                                      $460,429.70

         n.      Note Pool Factors (after giving effect to distributions on the
                   Distribution Date)
                    Class A-1 Notes                                                                                  0.00039018
                    Class A-2 Notes                                                                                  1.00000000
                    Class A-3 Notes                                                                                  1.00000000
                    Class A-4 Notes                                                                                  1.00000000
                    Class A-5 Notes                                                                                  1.00000000
                    Class A-6 Notes                                                                                  1.00000000

 XV. Information for Preparation of Statements to Certificateholders
         a.      Aggregate Certificate Balance as of first day of Monthly Period                                 $54,000,000.00

         b.      Amount distributed to Certificateholders allocable to principal                                          $0.00

         c.      Aggregate  Certificate Balance (after giving effect to
                   distributions on the Distribution Date)                                                       $54,000,000.00

         d.      Interest distributed to  Certificateholders                                                        $265,500.00

         e.      Remaining  Certificate Balance                                                                  $54,000,000.00

         f.      Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                    Class A-1 Notes                                                                                  $24,815.62
                    Class A-2 Notes                                                                             $185,000,000.00
                    Class A-3 Notes                                                                             $105,000,000.00
                    Class A-4 Notes                                                                             $125,000,000.00
                    Class A-5 Notes                                                                              $50,000,000.00
                    Class A-6 Notes                                                                              $17,400,000.00

         g.      1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount from
                      preceding statement)                                                                                $0.00
                 2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount from
                      preceding statement)                                                                                $0.00
                 3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount from
                      preceding statement)                                                                                $0.00
                 4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount from
                      preceding statement)                                                                                $0.00
                 5.  Class A-5 Interest Carryover Shortfall, if any, (and change in amount from
                      preceding statement)                                                                                $0.00
                 6.  Class A-6 Interest Carryover Shortfall, if any, (and change in amount from
                      preceding statement)                                                                                $0.00
                 7.  Certificate Interest Carryover Shortfall, if any, (and change in amount from
                      preceding statement)                                                                                $0.00
                 8.  Certificate Principal Carryover Shortfall, if any, (and change in amount from
                      preceding statement)                                                                                $0.00

         h.      Amount distributed payable out of amounts withdrawn from or pursuant to:
                 1.  Reserve Account                                                                 $0.00
                 2.  Spread Account                                                                  $0.00
                 3.  Claim on the Certificate Policy                                                 $0.00

         i.      Remaining Pre-Funded Amount                                                                         $13,860.51

         j.      Remaining Reserve Amount                                                                                 $0.00

         k.      Certificate Prepayment Amount                                                                            $0.00

         l.      Certificate Prepayment Premium                                                                           $0.00

         m.      Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                   paid by the Trustee on behalf of the Trust                                                       $460,429.70

         n.      Class B Pool Factor (after giving effect to distributions on the Distribution Date)                 1.00000000

XVI. Pool Balance and Aggregate Principal Balance

                 Original Pool Balance at beginning of Monthly Period                                           $599,986,139.49
                 Subsequent Receivables                                                                                   $0.00
                                                                                                                ---------------
                 Original Pool Balance at end of Monthly Period                                                 $599,986,139.49
                                                                                                                ---------------
                                                                                                                ---------------
                 Aggregate Principal Balance as of preceding Accounting Date                                    $552,515,635.35
                 Aggregate Principal Balance as of current Accounting Date                                      $536,410,955.11



    Monthly Period Liquidated Receivables                                      Monthly Period Administrative Receivables
                            Loan #                    Amount                                     Loan #             Amount
                            ------                   --------                                   -------             -------
                 see attached listing                    $19,550.07                      see attached listing        $55,412.58
                 see attached listing                 $2,007,673.02                      see attached listing        $50,671.55
                 see attached listing                     $2,424.94                                                       $0.00
                                                              $0.00                                                       $0.00
                                                              $0.00                                                       $0.00
                                                              -----                                                       -----
                                                      $2,029,648.03                                                 $106,084.13
                                                      -------------                                                 -----------
                                                      -------------                                                 -----------

XVIII. Delinquency Ratio

    Sum of Principal Balances (as of the Accounting Date)
       of all Receivables delinquent more than 30 days with
       respect to all or any portion of a Scheduled Payment
       as of the Accounting Date                                                                  $14,497,618.00

    Aggregate Principal Balance as of the Accounting Date                                        $536,410,955.11
                                                                                                 ----------------

    Delinquency Ratio                                                                                               2.70270729%
                                                                                                                    -----------
                                                                                                                    -----------


    IN WITNESS WHEREOF, I, Mike Sherman, a Responsible Officer of Olympic Financial Ltd., have executed this Certificate as of the Determination Date set forth above.


                                  OLYMPIC  FINANCIAL  LTD.


                                  By:            /s/ Michael J. Sherman
                                                 ----------------------------

                                  Name:          Michael J. Sherman
                                                 ----------------------------
                                  Title:         Vice President / Treasurer
                                                 ----------------------------

6/29/96       Olympic Financial LTD                             Page: 27
18:21:46      Charge Off Transactions                           RP2050R
              For 6/01/1996 Thru 6/30/1996

Control #174

    C/O          Account              Loan             Principal
    Type         Number               Name            Charged Off
    ----      ----------          -----------         ------------

    FC        2723105701          BLANCHARD            14,707.59
    FC        2854094701          NEWMAN               19,315.01
    FC        4752002701          VENNERO               4,944.58
    FC        6448012601          WINGARD              16,445.40
                                                     -----------
              TOTAL FC                                 55,412.58

    FV        1243001101          JARAMILLO            35,105.86
    FV        9301020001          MOSS                 15,565.69
                                                     -----------
              TOTAL FV                                 50,671.55

    IS        2911002101          LEDFORD               1,179.80
    IS        6358002601          AMUNDEON              1,697.95
    IS        6444008101          HUFF                 12,081.89-
    IS        6444008101          HUFF                 12,081.89
    IS        6444008101          HUFF                 12,081.89
    IS        6445009301          PENNINGTON            4,205.64
    IS        7565013001          SHELEY                  384.79
                                                     -----------
              TOTAL IS                                 19,550.07

    NR        0318006201          GARNER               13,779.00
    NR        0320027801          PETERSON             10,349.63
    NR        0353000101          BECKWITH             19,242.89
    NR        0438001001          FIERRO               18,734.76
    NR        0446005701          GAYLE                11,088.58
    NR        0640027001          GROTH                13,829.66
    NR        1001010601          COOPER               12,532.45
    NR        2140020701          BISHOP               10,750.87
    NR        2746048401          TAYLOR                6,972.68
    NR        2748047001          ALAMILLA             10,971.87
    NR        2780093501          MILLER               11,735.69
    NR        2797015201          PITTS                 8,454.93
    NR        2816008901          TURNER               23,655.76
    NR        2854076001          HARRIS               19,961.07
    NR        2854078301          SMITH                26,297.86
    NR        2854085601          BRENNON               9,719.70
    NR        2932005101          RUBIO                13,234.88
    NR        3005025301          EHLI                 12,967.88
    NR        3660190001          WILKIDSON            13,213.28
    NR        3780057001          ARCHULETA            12,840.56
    NR        3920001501          PERROTTI             15,996.37
    NR        4642100001          BENSON               11,649.00
    NR        4649005401          HARRINGTON           13,529.95
    NR        4663025401          LETHBRIDGE           20,524.96
    NR        4736095001          CHENETTE              9,249.16
    NR        4843007701          NGUYEN               12,916.80
    NR        5067013901          BERK                 18,904.65
    NR        5088009001          KALINYER              9,259.00
    NR        5116047201          CATRON               21,109.35
    NR        5158014301          WONG                 13,531.37
    NR        5167091201          MINDT                21,659.16
    NR        5167096201          JACKSON              20,659.00
    NR        5218020301          GORMAN               25,910.00
    NR        5224053301          BURNETT              14,327.63
    NR        5224057001          HOUSE                18,404.95
    NR        5236006101          ADNEY                14,045.04
    NR        5279001501          DANIELS               8,673.00
    NR        5284017901          PAGE                 15,969.75
    NR        5288033301          HIGGINS              14,552.85
    NR        5294118301          SPROUL               11,530.00
    NR        5299003201          WAXLER                5,515.60
    NR        5323000201          FRANCISCO             9,144.35
    NR        5354005301          AGUILAR              21,895.17
    NR        5490047301          DUFFEY               19,443.05
    NR        6220061501          DUNCAN               20,738.37
    NR        6233003701          JONES                11,661.95
    NR        6238047901          RODRIGUEZ            15,077.47
    NR        6261021401          LARIAS                7,450.00
    NR        6299016701          HARDY                 5,676.20
    NR        6302055401          SANCHEZ              20,948.60
    NR        6302058201          RUIZ                 20,669.37
    NR        6303063201          GARCIA               17,677.69

6/29/96       Olympic Financial LTD                             Page: 28
18:21:46      Charge Off Transactions                           RP2050R
              For 6/01/1996 Thru 6/30/1996

Control # 174

    C/O          Account              Loan             Principal
    Type         Number               Name            Charged Off
    ----      ----------          -----------         ------------

    NR        6327050501          TROYER               14,523.14
    NR        6423035701          JACKSON              14,404.08
    NR        6423036601          COLLINS              15,121.89
    NR        6423040301          HALL                 23,501.75
    NR        6423045501          COOK                 24,265.90
    NR        6423046901          MELONSON             13,307.81
    NR        6423047601          ABBOTT               21,126.12
    NR        6423047801          SMITH                23,773.78
    NR        6423048501          HAGLER               20,785.58
    NR        6423049001          LANG                 13,157.54
    NR        6423050901          HARRISON             12,860.62
    NR        6423051201          DUKE                 14,916.68
    NR        6423052401          LOPEZ                10,713.59
    NR        6424036601          CORNETT              15,844.10
    NR        6424038701          CAIN                 14,505.41
    NR        6424041301          TRAHAN               12,477.94
    NR        6424043401          PAYNE                11,207.59
    NR        6424045201          FRANK                18,146.96
    NR        6424051101          WARD                  8,672.12
    NR        6424055001          HOPKINS              27,974.07
    NR        6444001801          STEPNEY              15,000.18
    NR        6444004201          MCARTHUR             25,571.62
    NR        6444008901          GOODEN               14,582.20
    NR        6444010101          MCDONALD             13,108.35
    NR        6444017501          WRIGHT               23,831.61
    NR        6445003001          LEANG                 9,081.16
    NR        6445006101          ROSE                 10,736.84
    NR        6445012201          STOVALL              14,212.63
    NR        6446014001          JOHNSON              13,546.04
    NR        6446014501          DAVIS                14,707.22
    NR        6446016101          WILLIAMS             11,803.81
    NR        6447012801          PETERSON              6,723.50
    NR        6447013701          GONZALES             10,555.58
    NR        6447013901          SOLES                15,958.12
    NR        6447016801          KHALAF               15,474.03
    NR        6448009601          HARRIS               15,159.39
    NR        6468000501          TATES                11,841.87
    NR        6470001901          ETUK                 48,869.93
    NR        6554001001          KNIGHT               12,924.29
    NR        6753003201          MCLAREN              34,837.02
    NR        7060097001          SPATARI              18,815.59
    NR        7060100401          MERRIWEATH           10,245.39
    NR        7060105601          MITCHELL             24,208.50
    NR        7060105801          REDMAN               12,757.35
    NR        7093010101          SILVESTER            13,581.65
    NR        7093010801          MAFUA                13,750.12
    NR        7098034001          HARBAUGH              6,309.31
    NR        7116109101          DAVIS                 8,385.71
    NR        7143012801          BRIDGES               6,540.00
    NR        7172185101          BUNNELL              10,667.00
    NR        7172198501          LOPEMAN              14,131.31
    NR        7074008401          MCVAY                 6,734.84
    NR        7183043901          EDELMAN              13,440.00
    NR        7213003301          SLATER                7,863.10
    NR        7258010201          PHELPS               11,836.96
    NR        7307001601          BYERS                 5,025.03
    NR        7355003501          ATTEBERY             14,859.50
    NR        7361018501          LOPEZ                12,872.39
    NR        7365006801          SCHANTZ              11,935.00
    NR        7365007701          WILLIS               12,675.22
    NR        7365010501          JACKSON              15,312.36
    NR        7367005801          MOORE                14,749.50
    NR        7465025601          CHERRY               14,171.64
    NR        7480016101          MORTON               16,863.31
    NR        7487009201          SMARR                 4,697.35
    NR        7530018101          PETTICE              15,951.98
    NR        7544071701          GREENE               31,477.20
    NR        7544078401          CHANCE               15,550.88
    NR        7654010301          WILLIAMS             21,827.74
    NR        7661013201          WEST                 13,259.61
    NR        7716001301          JEFFCOAT             14,540.08
    NR        7719000301          BLAIN                19,608.31
    NR        8037019801          BEASLEY              10,743.00
    NR        8123013401          BURDICK              16,924.23

6/29/96       Olympic Financial LTD                             Page: 29
18:21:46      Charge Off Transactions                           RP2050R
              For 6/01/1996 Thru 6/30/1996

Control # 174

    C/O          Account              Loan             Principal
    Type         Number               Name            Charged Off
    ----      ----------          -----------         ------------

    NR        8462013501          SMITH                14,832.47
    NR        8512046301          GOINS                14,153.08
    NR        8555000801          HENLEY               18,670.99
    NR        9347039701          RIVERA               10,069.35
    NR        9495002901          DIXON                11,209.81
    NR        9684009501          HOLMES               17,964.95
    NR        9694005301          MARSHALL             20,015.34
                                                   -------------
              TOTAL NR                              2,007,673.02

    RR        6423039201          BRADFORD              1,500.05-
    RR        6423039201          BRADFORD              1,500.05
                                                     -----------
              TOTAL RR                                       .00

    SB        0503000201          SKINNER                  12.44
    SB        0586001001          HEATH                    17.95
    SB        0675000201          RODRIGUEZ                10.13
    SB        0820004001          BELL                     33.68
    SB        1210014601          SMITH                   310.43
    SB        2670019001          HITCHINGS                70.27
    SB        2815016401          ORSINGER                 92.55
    SB        2943001301          CRESCENZO                27.42
    SB        4510093401          MONTOYA                  97.12
    SB        5167093501          WALLACE                 145.67
    SB        5304015601          ROBNETT                 229.93
    SB        5369008901          KOPERA                   10.99
    SB        6227058401          ROBINSON                 39.88
    SB        6237025501          REYES                   431.31
    SB        6247079301          SMITH                    19.72
    SB        6636025401          JASPER                   30.05
    SB        7013019901          PETERSON                 10.24
    SB        7116108401          BUELL                    55.43
    SB        7123020001          CHENEY                   26.75
    SB        7162006201          LEBOW                   105.98
    SB        7172215501          BARRETT                   8.78
    SB        7204010001          KOUNTZ                   19.50
    SB        7264012501          THOMAS                   16.84
    SB        7273003501          COBURN                   20.18
    SB        7305005201          LANA                     24.39
    SB        7354003701          ODELL                    32.46
    SB        7361016301          RAMO                     16.68
    SB        7551002601          DEESE                    27.70
    SB        7564012201          ARGETSINGE               97.07
    SB        7626001301          LITTLE                    2.27
    SB        8064036201          WEBB                    136.05
    SB        8089045501          SECODY                   14.54
    SB        8102014401          CASTRO                   10.22
    SB        8357002601          TRIBBLE                  26.10
    SB        8459011301          VANDERPOOL               73.88
    SB        9004001901          TARR                     28.37
    SB        9101000201          GRONINGER                15.25
    SB        9315016401          COREAS                    5.91
    SB        9497002101          GOWER                    70.81
                                                   -------------
              TOTAL SB                                  2,424.94

TOTAL FOR CTL # 174                                 2,135,732.16
                                                   -------------
                                                   -------------